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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 16, 1996

                          ALL-COMM MEDIA CORPORATION
              --------------------------------------------------
              (Exact name of Registrant as specified in charter)


          Nevada                    0-16730                    88-0085608
      ---------------            ------------               ---------------
      (State or other            (Commission                 (IRS Employer
      jurisdiction of            File Number)               Identification
       incorporation)                                           Number)


                             400 Corporate Pointe
                                   Suite 780
                         Culver City, California 90230
                    --------------------------------------
                    Address of Principal Executive Offices


Registrant's telephone number, including area code:  310/342-2800
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ITEM 2.  Acquisition or Disposition of Assets

On August 16, 1996, All-Comm Media Corporation sold its undeveloped parcel of land in Laughlin, Nevada. The land was sold via auction to an independent third party, Trillium Properties, a Nevada General Partnership, for $952,000 in cash.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ALL-COMM MEDIA CORPORATION

Date:  August 16, 1996           By:    /s/ Scott Anderson
                                        -----------------------------
                                 Name:  Scott Anderson
                                 Title: Chief Financial Officer